Exhibit 32.2


                                 CERTIFICATION
          PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of Regal Life Concepts, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Xiao Wen Guan, Secretary, Treasurer, Principal Accounting Officer and Director of the Company, certify, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to {section}906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information  contained  in  the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   January 13, 2010


/s/ Xiao Wen Guan
XIAO WEN GUAN
Secretary, Treasurer, Principal Accounting Officer
and Director